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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 26, 1998
                                                      ---------------------

                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                     1-4346                   22-166-0266
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(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)             Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY      10013
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             (Address of principal executive offices)   (Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)


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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                    Exhibits:


     Exhibit No.    Description
     -----------    -----------

        1.01 Terms Agreement, dated February 26, 1998, between Salomon Smith Barney Holdings Inc. (the "Company") and Smith Barney Inc. and CIBC Oppenheimer Corp., as Underwriters, relating to the offer and sale of the Company's Equity Linked Notes based upon the Dow Jones Industrial Average(SM) Due September 6, 2005.

        4.01 Form of Note for the Company's Equity Linked Notes based upon the Dow Jones Industrial Average(SM) Due September 6, 2005.


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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 2, 1998                    SALOMON SMITH BARNEY HOLDINGS INC.


                                             By: /s/ Mark I. Kleinman
                                                ---------------------------
                                                     Mark I. Kleinman
                                                     Deputy Treasurer


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                                EXHIBIT INDEX


     Exhibit No.    Description
     -----------    -----------

        1.01 Terms Agreement, dated February 26, 1998, between Salomon Smith Barney Holdings Inc. (the "Company") and Smith Barney Inc. and CIBC Oppenheimer Corp., as Underwriters, relating to the offer and sale of the Company's Equity Linked Notes based upon the Dow Jones Industrial Average(SM) Due September 6, 2005.

        4.01 Form of Note for the Company's Equity Linked Notes based upon the Dow Jones Industrial Average(SM) Due September 6, 2005.